Exhibit 10.37

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

TRANSACTION CONFIRMATION

FOR IMMEDIATE DELIVERY

Date: February 27, 2017 Transaction Confirmation #: [***]

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated February 27, 2017. The terms of this Transaction Confirmation are binding upon execution by the parties.

SELLER: TX LFG Energy, LP Attn: Marty Ryan Phone: 412-747-8718 Fax: Base Contract No. Transporter: Transporter Contract Number:	BUYER: Clean Energy Renewable Fuels, LLC Attn: Harrison Clay Phone: [***] Base Contract No. [***]

Contract Price:

A.	For Biogas sold to Buyer by Seller hereunder which is then sold by Buyer (or Buyer’s affiliates or Buyer’s customers) in California as a Vehicle Fuel:

The “Contract Price” per MMBtu = [***].

However, notwithstanding the foregoing:

(i) Seller may, at least ninety (90) Days prior to the start of a calendar quarter, provide a written notice to Buyer which indicates that Seller elects to forego any LCFS Payment for all Incremental LCFS Credits generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel during the applicable calendar quarter; and, instead Seller desires to receive an in kind transfer of [***]% of the Incremental LCFS Credits generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel during the applicable calendar quarter; and

(ii) Seller may, at least ninety (90) Days prior to the start of a month, provide a written notice to Buyer which indicates that Sellers elects to forego receipt of [***]% of the RINs Resale Price described above for all RINs generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel during the applicable month or months set forth in the notice; and, instead Seller desires to retain [***]% of the RIN generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel during the applicable month or months set forth in the notice.

In the event Buyer is unable to sell Incremental LCFS Credits generated by the Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel, within six (6) months of the date of generation of such credits (“Remaining LCFS Credits”), Seller may provide written notice to Buyer which indicates Seller’s desire to forego any LCFS Payment for the Remaining LCFS Credits and to instead receive an in-kind transfer of [***]% of the Remaining LCFS Credits. Within ten (10) Business Days after Buyer’s receipt of Seller’s written notice, Buyer shall transfer [***]% of the Remaining LCPS Credits to Seller and based on such transfer, Buyer shall not be obligated to remit any LCFS Payment to Seller for such transferred credits. However, notwithstanding the foregoing, Buyer shall not be required to transfer to Seller any LCFS Credits which have been designated to be sold to a third party prior to Buyer’s receipt of Seller’s written notice, and upon Buyer’s receipt of payment for such credits from a third party, Buyer shall remit the LCFS Payment to Seller.

ln the event Buyer is unable to sell RINs generated by the Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel, within six (6) months of the date of generation of such credits (“Remaining California RINs”), Seller may provide written notice to Buyer which indicates Seller’s desire to forego receipt of [***]% of the RINs Resale Price for the Remaining California RINs and to instead receive an in-kind transfer of [***]% of the Remaining California RINs. Within ten (10) Business Days after Buyer’s receipt of Seller’s written notice, Buyer shall transfer [***]% of the Remaining California RIN to Seller and based on such transfer, Buyer shall not be obligated to remit [***]% of the RINs Resale Price to Seller for such transferred RINs. However, notwithstanding the foregoing, Buyer shall not be required to transfer to Seller any RINs which have been designated to be sold to a third party prior to Buyer’s receipt of Seller’s written notice, and upon Buyer’s receipt of payment for such RINs from a third party, Buyer shall remit [***]% of the RIN Resale Price to Seller.

B.	For Biogas sold to Buyer by Seller hereunder which is then sold by Buyer (or Buyer’s affiliates or Buyer’s customers) outside of California as a Vehicle Fuel:

The “Contract Price” per MMBtu = [***].

(i) However, notwithstanding the foregoing Seller may, at least ninety (90) Days prior to the start of a month, provide a written notice to Buyer which indicates that Seller elects to forego receipt of [***]% of the RINs Resale Price described above for all RINs generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) outside of California as a Vehicle Fuel during the applicable month; and, instead Seller desires to retain [***]% of the RINs generated from Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) outside of California as a Vehicle Fuel during the applicable month.

(ii) In the event Buyer is unable to sell RINs generated by the Biogas delivered to Buyer hereunder which is then sold by Buyer (or its affiliates or customers) outside of California as a Vehicle Fuel, within six (6) months of the date of generation of such credits (“Remaining Other RINs”), Seller may provide written notice to Buyer which indicates Seller’s desire to forego receipt of [***]% of the RINs Resale Price for the Remaining Other RINs and to instead receive an in-kind transfer of [***]% of the Remaining Other RINs. Within ten (10) Business Days after Buyer’s receipt of Seller’s written notice, Buyer shall transfer [***]% of the Remaining Other RINs to Seller and based on such transfer, Buyer shall not be obligated to remit [***]% of the RIN Resale Price to Seller for such transferred RINs. However, notwithstanding the foregoing, Buyer shall not be required to transfer to Seller any RINs which have been designated to be sold to a third party prior to Buyer’s receipt of Seller’s written notice, and upon Buyer’s receipt of payment for such RIN from a third party, Buyer shall remit [***]% of the RINs Resale Price to Seller.

C.	The Contract Price shall be paid by Buyer to Seller as follows:

a.	The Gas Price for all MMBtus of Biogas delivered hereunder during any month shall be paid by the 25th Day of the following month.

b.

The applicable percentage of the RINs Resale Price received from RINs generated from the Biogas delivered hereunder shall be paid by the 15th Day of the month following the month in which Buyer received payment for such sold RINs.

c.	The LCFS Payment shall be paid on a quarterly basis by the 45th Day of the calendar quarter following the quarter in which such LCFS Credits were generated.

D.	For the purposes of this Section, the following terms shall have the following meanings:

a.

“Gas Price” means the First of the Month Index Price for Monthly Deliveries into the CenterPoint distribution system as published by the McGraw-Hill Companies, or any successor-in-interest thereto, in the Platt publication, Inside FERC Gas Market Report, first of Month publication, under the table “Market Center Spot Prices”, for the delivery Month under the column “Index”, under the table “East Texas”, in the row labeled “Houston Ship Channel.

b.

“Incremental LCFS Credits” means the number of LCFS Credits generated by displacing fossil fuel natural gas Vehicle Fuel with Biogas Vehicle Fuel, but excluding the LCFS Credits that would have been generated from fossil fuel natural gas Vehicle Fuel.

c.

“Cost of Transportation” shall mean: (a) all costs associated with transferring the Biogas from the Delivery Point to Buyer’s facility(ies), Buyer’s affiliate facility(ies), or Buyer’s customers’ facility(ies) as described in Section 8 below; and (b) all costs related to arranging for the transfer of the energy content of the Biogas purchased by Buyer to Buyer’s, its affiliates’ or its customers’ California LNG and CNG stations including the charges of any agent who manages the energy transfer transaction, provided that the Cost of Transportation shall not exceed $[***] per MMBtu without the prior written consent of Seller, which shall not be unreasonably withheld.

d.

LCFS Credits Resale Price: shall be calculated by reference to the volume weighted average price of all LCFS Credits of the same annual and quarterly vintage realized by Buyer within the same calendar quarter.

e.

RINS Resale Price: shall be calculated by reference to the volume weighted average price of all QAP D3 RINS which is realized by Buyer that were generated within the same calendar month as the RINs generated from the Biogas sold hereunder.

Delivery Period:

Begin: The Day the Project commences commercial operations (the “Begin Date”). Seller shall notify Buyer in writing of the anticipated Begin Date at least 30 Days prior to the anticipated Begin Date. Within two (2) Days of the Begin Date, Seller will provide Buyer with written confirmation of the Begin Date.

End: [***].

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):	Firm (Variable Quantity):	Interruptible:
_____ MMBtus/Day	[***] MMBtus/Day Minimum	Up to__________
MMBtus/Day.

☐ EFP	see table below MMBtus/Day Maximum (“MaxDailyQty”)

Delivery Period Months	MaxDailyQty
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Variable Quantity shall be made of up Biogas.

Subject to the MaxDailyQty described above, all Biogas produced by the Project will be delivered, exclusively, to Buyer at the Delivery Point.

Seller shall have a Firm obligation to deliver [***]% of the Biogas produced by the Project and Buyer shall have a Firm obligation to purchase [***]% of the Biogas produced by the Project, each up to the MaxDailyQty of Biogas each Day during the Delivery Period and such delivered Biogas shall be converted to a Vehicle Fuel with the coincident generation of RINs under the EPA RFS by Seller and LCFS Credits under the CARB LCFS by Buyer (when Biogas delivered to Buyer hereunder is then sold by Buyer (or its affiliates or customers) in California as a Vehicle Fuel).

On a Day during the Delivery Period, Buyer may, but has no obligation to, purchase Biogas produced by the Project in excess of the MaxDailyQty. If Buyer chooses not to purchase any Biogas in excess of the MaxDailyQty, Seller is free to sell such excess Biogas to any 3rd party.

Delivery Point: Seller’s injection point located on the Energy Transfer Partners natural gas transportation system.

Special Conditions:

(1) DEFINITIONS.

CARB: means the California Air Resources Board or its successor agency.

Cellulosic Biofuel: means a renewable fuel derived from any cellulose, hemi-cellulose or lignin that has lifecycle greenhouse gas emissions that are at least sixty percent (60%) less than the Baseline Lifecycle Greenhouse Gas emissions (as set forth in the EPA RFS program (40 C.F.R. § 80.1401 (2012))).

Disqualified Biogas: means Gas that was initially determined by the parties upon delivery to be Biogas but subsequently becomes disqualified as Biogas because it is determined that it did not satisfy the requirements of the EPA Renewable Fuels Standard or the CARB LCFS at the time it was delivered or through some act or omission of Seller.

EPA Renewable Fuels Standard or EPA RFS: means the renewable energy program and policies established by the Environmental Protection Agency (“EPA”) and published on March 26, 2010 (at 75 Fed. Reg. 14670) and which became effective on July 1, 2010 and may be amended from time to time.

Green Attributes: means any and all attributes, including Lifecycle Greenhouse Gas Emissions, that are associated with the use of Biogas as a Vehicle Fuel which are required to generate a RIN and LCFS Credit when the associated Biogas is used as a Vehicle Fuel.

Greenhouse Gas: means carbon dioxide (CO2), methane (CH4), nitrous oxide (N20), hydrofluorocarbons, perfluorocarbons, sulphur hexafluoride, or any other substances or combination of substances that may become regulated or designated as Greenhouse Gases under any federal, state or local law or regulation, or any emission reduction registry, trading system, or reporting or reduction program for Greenhouse Gas emission reductions that is established, certified, maintained, or recognized by any international, governmental (including U.N., federal, state, or local agencies), or non-governmental agency from time to time, in each case measured in increments of one metric tonne of carbon dioxide equivalent.

Green Premium: means the RINs Resale Price and LCFS Credits Resale Price and any other costs incurred by Buyer, including without limitation, fines and/or penalties, which are directly related to Biogas purchased hereunder by Buyer which later becomes classified as Disqualified Biogas.

Lifecycle Greenhouse Gas Emissions: means the aggregate quantity of Greenhouse Gas emissions (including direct emissions and significant indirect emissions from land use changes), as determined by the EPA RFS or CARB, related to the full fuel lifecycle, including all stages of fuel and feedstock production and distribution, from feedstock generation or extraction through the distribution and delivery and use of the finished fuel to the ultimate consumer, where the mass values for all greenhouse gases are adjusted to account for their relative global warming potential.

Low Carbon Fuel Standard Credits or LCFS Credits or LCFS: means credits generated and traded under the California Air Resources Board Low Carbon Fuel Standard, with each credit equal to one metric tonne of Carbon Dioxide reductions as compared to the baseline CO2 emissions under the Low Carbon Fuel Standard.

Project: means Seller’s landfill Biogas production project owned and operated by Seller at the Atascocita Landfill in Humble, TX.

Quality Assurance Plan (QAP): means a voluntary RIN validity program under the EPA RFS established by the Environmental Protection Agency and published on July 18, 2014 (at 79 Fed. Reg. 42078) and which became effective on September 16, 2014.

Renewable Biogas or RNG or Biogas: means quantities, measured in MMBtus, of processed biogas that: (i) meets the pipeline quality standards for pipeline gas agreed to between Seller and the owner of the pipeline into which such gas is delivered by Seller and which is eligible to generate D Code 3 Renewable Index Numbers under the Federal Renewable Fuel Standard when used as a Vehicle Fuel (or any other D Code RINs if the EPA determines that Renewable Biogas creates a different code of RIN); and (ii) contains all the environmental attributes associated with the use of a pipeline quality biogas-derived fuel as a Vehicle Fuel, including any credits or environmental commodities related to the reduction of Greenhouse Gas emissions.

Renewable Identification Number (RIN) is a number generated to represent a volume of renewable fuel as set forth in Regulation of Fuels and Fuel Additives: Changes to Renewable Fuel Standard Program, 75 Fed. Reg. 16484 (March 26, 2010) (codified at 40 C.F.R. § 80.1425 (2011); 40 C.F.R. §§ 80.1426 (2012)).

Vehicle Fuel: means compressed natural gas (CNG) or liquefied natural gas (LNG) used in transportation vehicles.

(2) CONDITIONS PRECEDENT

The obligations of Seller and Buyer under this Transaction Confirmation are subject to Seller obtaining a company and facility identification number from the EPA for its Project to generate RINs with a D Code of 3 under the Renewable Fuel Standard Phase II (or any other D Code RIN if the EPA determines that Renewable Biogas creates a different code of RIN) (the “Conditions Precedent”) when the Biogas is used as a Vehicle Fuel. In the event Seller, with Buyer’s reasonable cooperation and assistance, is unable to satisfy the Conditions Precedent by [***], either party shall be entitled to terminate this Transaction Confirmation immediately upon written notice to the other party without incurring any liability. Buyer agrees to provide to Weaver such data, fueling station information, pathway details and any other information required by the EPA to file the application for registration described above.

While Seller is in the process of satisfying the Conditions Precedent, Seller may store Biogas generated by the Project in compliance with Seller’s QAP. When the Conditions Precedent are satisfied, Buyer will purchase the stored Biogas. However, notwithstanding the foregoing, Buyer will not be obligated to purchase a cumulative amount of Biogas which is in excess of the MaxDailyQty each Day but will use commercially reasonable efforts to purchase Biogas from Seller’s storage to allow for the depletion of stored Biogas.

Seller and Buyer acknowledge and agree that Seller will retain the services of Weaver & Tidwell LLP (“Weaver”) for: (a) developing and soliciting approval of a fuel pathway from the EPA; (b) registering the Seller and the RINs (which are generated from the Biogas sold hereunder) so as to comply with EPA policies, procedures and systems; (c) tracking, creation, and transfer of the RINs (which are generated from the Biogas sold hereunder) to Buyer; and (d) engaging QAP provider(s) acceptable to both Seller and Buyer; (collectively, the “RIN Services”).

Buyer shall be responsible for reimbursing Seller for [***]of the costs incurred by Seller under its services contract with Weaver for Weaver’s provision of the RIN Services. Seller shall invoice Buyer for the costs and Buyer shall remit payment to Seller within thirty (30) Days of Buyer’s receipt of such invoice. For the purposes of this Section, receipt shall be defined as three (3) Days after the invoice is transmitted to Buyer by Seller.

Buyer acknowledges that the performance of the RIN Services by Weaver may require that Buyer provide certain information to Weaver, which may be considered confidential to Buyer, and Buyer agrees to provide such reasonably requested information to Weaver as necessary for the performance of the RIN Services. However, notwithstanding the foregoing or anything to the contrary in this Transaction Confirmation, Buyer and Seller acknowledge and agree that Buyer shall not be required to provide any information it reasonably deems to be confidential to Seller except as necessary, in Buyer’s reasonable opinion, to implement the terms of this Transaction Confirmation. Further, during the term of this Transaction Confirmation, Seller and Buyer may agree, in a writing (email to suffice), to retain the services of a third party other than Weaver for the performance of the RIN Services. In the event Buyer and Seller agree (in a writing) on such new third party, the references above to “Weaver & Tidwell LLP” and “Weaver” in this Transaction Confirmation shall be automatically replaced with references to such new third party.

(3) ADDITIONAL TERMS AND CONDITIONS

(A) CARB and LCFS

(i) Buyer is registered with the CARB as the “Regulated Party” under the CARB LCFS with respect to all Biogas sold to Buyer hereunder and sold by Buyer in California as a Vehicle Fuel.

(ii) Seller will cooperate with Buyer to ensure that the Biogas purchase and sale documents and product transfer documents meet the requirements of the LCFS regulation for the purpose of transferring Regulated Party status to Buyer for Biogas sold by Seller to Buyer hereunder.

(iii) Seller acknowledges that Buyer will act as a principal with respect to its own LCFS Credits and/or as an agent with respect to the LCFS Credits generated from Biogas provided hereunder and Seller hereby waives any claim against Buyer and its affiliates based on any conflict of interest or alleged conflict of interest of Buyer with respect to the manner, price or terms of the sale of any of the LCFS Credits generated hereunder. Buyer and its affiliates and control persons shall owe no fiduciary obligation to Seller with respect to the LCFS Credits generated and sold hereunder. Buyer’s sole obligation with respect to the sale of LCFS Credits generated in this transaction shall be to use commercially reasonable efforts to sell all such credits generated on a quarterly basis or as otherwise approved by Seller. Seller acknowledges and agrees that the market for LCFS Credits is currently uncertain and there is no reliable or transparent LCFS Credit price reporting service and little to no liquidity in the market for LCFS Credits. Buyer cannot and does not guaranty that the LCFS Credits can be sold at any price or at all.

Between the thirtieth (30th ) and forty-fifth (45th) Day of each quarter, Buyer shall send Seller a statement detailing the (i) number of Incremental LCFS Credits which were generated from Biogas provided under this Transaction and were sold during the prior quarter, (ii) the price at which such LCFS Credits were sold, (iii) the cumulative number of outstanding Incremental LCFS Credits (which were generated from Biogas provided under this Transaction) remaining and (iv) the corresponding date such credits were generated hereunder. Buyer shall provide Seller within the quarterly LCFS statement the amount of LCFS Credits generated from Biogas provided under this Transaction during each calendar quarter.

(B) EPA and RINs

(i) Except for any RINs retained by Seller pursuant to Sections A(ii) and B(i) of the Contract Price above, Buyer and Seller agree that within three (3) Days of the generation of any RINs which are generated by the Biogas sold to Buyer under this Transaction Confirmation, Seller or Weaver (as applicable) shall transfer such RINs to Buyer.

(ii) Seller acknowledges that Buyer will act as a principal with respect to its own RINS and/or as an agent with respect to the RIN generated from Biogas provided hereunder and Seller hereby waives any claim against Buyer and its affiliates based on any conflict of interest or alleged conflict of interest of Buyer with respect to the manner, price or terms of the sale of any of the RINS generated hereunder. Buyer and its affiliates and control persons shall owe no fiduciary obligation to Seller with respect to the RINS generated and sold hereunder. Buyer’s sole obligation with respect to the sale of RINS generated in this transaction shall be to use commercially reasonable efforts to sell all such credits generated on a monthly basis or as otherwise approved by Seller. Buyer cannot and does not guaranty that the RINS can be sold at any price or at all.

By the twenty-fifth (25th) of each month, Buyer shall send Seller a statement detailing the (i) number of RINS (which were generated from Biogas provided hereunder) sold during the month, (ii) the price at which such RINS (which were generated from Biogas provided hereunder) were sold, and (iii) the cumulative number of outstanding RINS (which were generated from Biogas provided hereunder) remaining.

By the twenty-fifth (25th) Day of each month Seller shall send Buyer a statement showing the date and amount of RINs that were generated for the prior month.

(C) Maintenance of Records.

(i) Buyer shall maintain all records relevant to the purchase of Biogas from Seller, processing of such Biogas into a Vehicle Fuel, Vehicle Fuel sales, documentation of Vehicle Fuel production and sale in accordance with the requirements of the EPA RFS and records regarding the creation and sale of LCFS Credits in accordance with the requirements of the CARB.

(ii) Seller shall maintain accurate records relevant to the production and purchase and sale of Biogas to Buyer.

(iii) In the event that the EPA amends its regulations regarding which party is responsible for creation and sale of RINs or CARB amends its regulations regarding which party is responsible for creation and sale of LCFS Credits as related to the purchase and sale of Biogas for the production of Vehicle Fuel, the Parties agree to amend this Transaction Confirmation accordingly to change the recordkeeping and reporting obligations.

(iv) The parties agree to take the necessary steps to comply with the QAP in the EPA RFS.

(D) Pursuant to Section 95484(a)(5)(D) of Title 17 of the California Code of Regulations for the Low Carbon Fuel Standard, Seller hereby transfers to Buyer, and Buyer hereby accepts the Low Carbon Fuel Standard (LCFS) regulated party status with respect to all Biogas sold by Seller to Buyer hereunder. In addition, in order to make such transfer effective as required under Section 95484(a)(5)(D), Seller, on a calendar quarter basis, shall provide the Buyer a production transfer document which shall prominently state the volume and average carbon intensity of the transferred fuel and that the Buyer is the regulated party for the acquired fuel and accordingly is responsible for meeting the requirements of the LCFS regulation with respect to the fuel.

(E) For all Biogas sold and purchased hereunder, Seller represents and warrants that it has the rights to all Green Attributes and will convey to Buyer all Green Attributes for such Biogas. Seller represents and warrants that (i) the Biogas delivered to Buyer hereunder is from the Project which produces pipeline quality Biogas, (ii) the Biogas shall be delivered to Buyer in accordance with the requirements of the Renewable Fuels Standard and

Low Carbon Fuels Standard in order to preserve the Green Attributes, (iii) the Project producing the Biogas has obtained all Biogas fuel production facility registrations in accordance with the EPA RFS, and (iv) upon sale of the Biogas by Seller to Buyer, Seller shall transfer all Green Attributes associated with the production of such Biogas to Buyer.

(F) Both parties will promptly notify the other party in the event that any Biogas sold under this Transaction Confirmation is determined to be Disqualified Biogas, and Buyer shall have the right to terminate this Transaction Confirmation without liability upon written notice to Seller, and any such termination shall be considered a Seller Event of Default, in the event Seller does not cure such default within 10 Days. In addition to all other remedies provided to Buyer under the Base Contract and under this Transaction Confirmation, if Biogas sold by Seller and purchased by Buyer hereunder was originally deemed to be Biogas and later becomes classified as Disqualified Biogas based on the acts or omissions of Seller, Buyer will be entitled to the Green Premium for the Disqualified Biogas.

(G) Prior to delivery of the Biogas to Buyer, Seller or its designee shall provide to Buyer for submission to the EPA and CARB copies of any and all documentation required by the EPA or CARB to certify that the Biogas is a Cellulosic Biofuel that can generate D Code 3 RINS (or any other D Code RINs if the EPA determines that Renewable Biogas creates a different code of RIN) (with respect the EPA) and create a low carbon intensity pathway (with respect to CARB) for generation of Low Carbon Fuel Standard Credits (to the extent that sales of the Biogas Vehicle Fuel are contemplated in California). This documentation will include, but is not be limited to, all documentation required to certify that production and the transportation of the Biogas from its point of production to the Delivery Point is compliant with the transportation routing requirements (“pathing”) of the EPA RFS and Low Carbon Fuels Standard. Such documentation may include, but is not limited to any affidavits, reporting or attestations required by the EPA or CARB, such as (i) assertions that the registration requirements as outlined by the Renewable Fuels Standard Registration Compliance Guidelines Engineering Review (40 C.F.R. § 80.1450 (2012)) have been met and (ii) documentation confirming that the Seller and Buyer are (to the extent necessary) registered under California state regulations (Cal. Code Regs. tit. 17, § 95484(a)(5)(A)1a (2010)), as regulated parties in the LCFS regulation.

(H) Intentionally Omitted.

(I) Each party will provide the other party with such cooperation, additional documentation, certifications or other information as may be reasonably necessary to carry out the purposes of this Transaction Confirmation (including pursuant to any audit of this Transaction Confirmation by a Governmental Authority or an audit by either party of the calculation of the Contract Price hereunder) and in order for title to the conveyed Green Attributes to vest in the Buyer in connection with the purchase and sale of the contract quantity of Biogas.

(4) PROCESS FOR GENERATION AND ALLOCATION OF LCFS CREDITS

(A) Buyer Responsibilities and CARB LRT Account.

(i) Buyer shall maintain registration with CARB under the Low Carbon Fuel Standard set forth in Title 17, California Code of Regulations in §§ 95480-95490 as an “opt-in” regulated party under California Air Resources Board as set forth in Title 17, California Code of Regulations § 95480.3.

(ii) Buyer or its agent will submit the LCFS Credit data and allocation to CARB between the sixtieth (60th) and seventy-fifth (75th) Day after the end of each calendar quarter (June 1-15, September 1-15, December 1-15 and March 1-15).

(B) Seller Responsibilities.

(i) Every month during the Term, Seller shall analyze the Biogas quantity sold and delivered to Buyer under this Transaction Confirmation and provide such data to Buyer.

(ii) Seller shall maintain all records relevant to the production and purchase and sale of Biogas.

(iii) Not later than the sixtieth (60th) Day of the Month following the close of the calendar quarter (May 30, August 30, November 30 and March 1), Seller shall, with Buyer’s assistance, prepare production transfer documents consistent with the CARB LCFS to validate the transfer of the regulated party status from Seller to the Buyer which shall prominently state the volume and average carbon intensity of the transferred fuel and that the recipient (the Buyer) is the regulated party for the acquired fuel and accordingly is responsible for meeting the requirements of the LCFS regulation with respect to the acquired fuel.

(C) Buyer and Seller Responsibilities.

(i) Buyer and Seller shall work with Buyer’s consultants to register with CARB and comply with the relevant regulatory provisions of the Low Carbon Fuel Standard set forth in Title 17, California Code of Regulations in §§ 95480-95490, including, but not limited to, pathway registration, LCFS credit generation, quarterly progress reporting and annual compliance reporting;

(5) PROCESS FOR GENERATION AND ALLOCATION OF RINS.

(A) Buyer Responsibilities.

(i) By the 20th Day of each month, or other mutually agreeable Day, Buyer shall analyze the Biogas quantity sold and delivered to Buyer and converted to Vehicle Fuel during the prior month.

(ii) Based on the analysis in (i) above, Buyer shall prepare a report detailing the following which shall be provided to Weaver:

(A) Biogas supplied by Seller;

(B) Biogas converted to Vehicle Fuel, as CNG or LNG;

(C) Total Vehicle Fuel created from Biogas and dispensed as a Vehicle Fuel; and

(D) RINs to be created from Biogas purchased by Buyer from Seller and delivered as a Vehicle Fuel to Buyer’s customers.

(B) On each Monday, or other mutually agreeable Day, during the Delivery Period, Seller shall facilitate access for Buyer or Buyer’s agents to any and all records relevant to determining Biogas volumes produced during the prior week.

(6) HIERARCHY

In the event of any inconsistency between the Base Contract and this Transaction Confirmation, the Transaction Confirmation shall govern.

(7) REPRESENTATIONS AND COVENANTS OF BUYER AND SELLER

(A) Buyer covenants and agrees that all Biogas purchased by Buyer hereunder shall be sold by Buyer to Buyer’s customers for use as a Vehicle Fuel.

(B) Seller represents that all Gas sold hereunder shall be Biogas.

(C) Each Party has the right; at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to this Transaction Confirmation including payment for RINs and LCFS Credits. If any such examination reveals any inaccuracy in any statement, the necessary adjustments in such statement and the payments thereof will be made promptly; provided, however, that no adjustment for any statement or payment will be made unless objection to the accuracy thereof was made within twelve (12) months of the date of the statement, charge or computation, and thereafter any objection shall be deemed waived.

(D) Buyer covenants and agrees that it shall not attempt to unilaterally register the Project with the EPA RFS.

(8) TRANSPORTATION

Buyer will enter into agreements (“Gas Transfer Agreements”) for the transfer of Biogas from the Delivery Point to the Buyer’s facility, Buyer’s affiliate facility, or Buyer’s customers’ facility where the Biogas will be either distributed as a Vehicle Fuel or liquefied to produce Liquefied Natural Gas and then distributed as a Vehicle Fuel. The Gas Transfer Agreements will comply with the requirements of the Renewable Fuel Standard Phase II and the California Air Resources Board Low Carbon Fuel Standard (as applicable) for the transmission of biogas in a pipeline commingled with conventional natural gas. [***].

(9) TERM OF THIS TRANSACTION CONFIRMATION

The term of this Transaction Confirmation shall commence upon the execution of this Transaction Confirmation by Buyer and Seller and this Transaction Confirmation shall expire on the last Day of the Delivery Period, unless this Transaction Confirmation is terminated by either party prior to such date in accordance with the terms described herein.

(10) TERMINATION OF THIS TRANSACTION CONFIRMATION

(A) This Transaction Confirmation may be terminated by Buyer by thirty (30) Days prior written notice to Seller in the event Seller’s Project is not capable of producing an average of [***]MMBtus of RNG per Day during any rolling [***] period during the Delivery Period.

(B) This Transaction Confirmation may be terminated by Seller upon written notice to Buyer in the event of the full repeal of the EPA Renewable Fuel Standard or a change of the EPA Renewable Fuels Standard wherein landfill biogas, including Biogas, no longer qualifies as a feedstock or· fuel that can enable the generation of cellulosic biofuel RINs.

(C) This Transaction Confirmation may be terminated by Seller upon written notice to Buyer in the event that [***].

(D) If [***], Seller may terminate this Transaction Confirmation upon three (3) Days prior written notice to Buyer.

In the event Seller retains (or receives in kind) any RINs which were generated by the Semi-Annual Biogas or receives an in kind transfer of any Incremental LCFS Credits generated by the Semi-Annual Biogas pursuant to the terms of Contract Price Section of this Transaction Confirmation, the price per RIN and LCFS Credit (on a per MMBtu basis) received by Seller for such sold credits, shall be used to determine the average Contract Price per MMBtu realized by Seller for the Semi-Annual Biogas for the purposes of this Section 10(D).

Seller: TX LFG Energy, LP	Buyer: Clean Energy Renewable Fuels, LLC
By: MH Energy (GP), LLC, its General
Partner

By: /s/ Marty Ryan	By: /s/ Harrison Clay
Name: Marty Ryan	Name: Harrison Clay
Title: President	Title: President
Date: 2/27/2017	Date: 2/27/2017